Comerica Announces Third Quarter 2018 Capital Plan

Equity Repurchases of Up To $500 million, 196 Percent Increase Over Second Quarter 2018

Quarterly Dividend of $0.60 Per Share, 76 Percent Increase Over Second Quarter 2018

DALLAS, July 24, 2018 – Comerica Incorporated (NYSE:CMA) today announced its Board of Directors approved a plan to repurchase up to $500 million in common shares, a record for a single quarter, as well as a quarterly cash dividend for common stock of $0.60 per share. The 2018 third quarter dividend is payable October 1, 2018, to shareholders of record at the close of business on September 14, 2018.
The passage of the Economic Growth, Regulatory Relief, and Consumer Protection Act in June was a positive development for Comerica given banks under $100 billion in assets received immediate exemption from enhanced prudential standards. Subsequently, the Federal Reserve announced Comerica is no longer subject to supervisory stress testing, including both the Dodd-Frank Act Stress Tests (DFAST) and the Comprehensive Capital Analysis and Review (CCAR).
“In the third quarter, we expect to pay out approximately $600 million to shareholders, a 164 percent increase relative to the second quarter payout. Our solid financial performance and strong capital position allow us to meaningfully increase the return to shareholders, while continuing to support growth and investment in our businesses," said Ralph W. Babb Jr., Comerica’s chairman and chief executive officer. "Our Board is now able to more efficiently and effectively take capital actions on a quarterly basis bearing in mind our earnings generation and capital needs as well as market conditions with a goal to reduce our robust capital ratios to a level that is reflective of our business strategy. The substantial increase in our dividend provides an attractive yield, which we know is an important factor for our investors. These actions are a significant step in our commitment to maximize returns to shareholders, while appropriately managing our capital base. We expect to make public disclosures as the Board approves capital actions, and to provide guidance on our capital targets.”
The Board also approved the authorization to repurchase up to an additional 10.0 million shares of Comerica Incorporated outstanding common stock. This action is in addition to the 6.2 million shares remaining at June 30, 2018 under the Board's prior authorizations for the equity repurchase program. The timing and amount of equity repurchases are subject to various factors, including the company's financial performance and market conditions. Shares will be purchased occasionally in the open market, through privately negotiated transactions, utilizing Rule 10b5-1 plans or otherwise. The repurchased shares may be held as treasury stock or retired.
Comerica Incorporated (NYSE:CMA) is a financial services company headquartered in Dallas, Texas, and strategically aligned by three business segments: The Business Bank, The Retail Bank, and Wealth Management. Comerica focuses on relationships, and helping people and businesses be successful. In addition to Texas, Comerica Bank locations can be found in Arizona, California, Florida and Michigan, with select businesses operating in several other states, as well as in Canada and Mexico. Comerica reported total assets of $72.0 billion at June 30, 2018.

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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